REGISTRATION RIGHTS AGREEMENT

                  THIS REGISTRATION RIGHTS AGREEMENT (this "AGREEMENT"), dated as of October 27, 2004, is entered into by and between Hemobiotech, a Delaware corporation (the "COMPANY"), and Meyers Associates, L.P., as agent for the purchasers whose names appears on EXHIBIT A hereto (each, a "PURCHASER" and collectively, the "Purchasers").

                                    WHEREAS:

                  A. In connection with the Private Placement Offering Memorandum dated as of August 16, 2004 (the "MEMORANDUM") and related Subscription Agreement (the "SUBSCRIPTION AGREEMENT") by and among the Company and the Purchasers (collectively, the "TRANSACTION DOCUMENTS"), the Company, upon the terms and subject to the conditions of the Transaction Documents, issued and sold to the Purchasers (the "OFFERING"), Units consisting of (i) a Convertible Unsecured Promissory Note equal to $50,000 (each, a "NOTE") and (ii) 58,824 shares of Common Stock (the "UNIT SHARES") and 117,648 Warrants (each, a "WARRANT"), each Warrant entitling the holder to purchase one share of Common Stock (the "WARRANT SHARES"), such shares and Warrants having an aggregate purchase price of $50,000.

                  B. To induce the Purchasers to execute and deliver the Subscription Agreement, the Company has agreed to provide certain registration rights under the Securities Act of 1933, as amended, and the rules and regulations thereunder, or any similar successor statute (collectively, the "1933 ACT"), and applicable state securities laws, as described herein.

                  NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and each of the Purchasers hereby agree as follows:

                  1. DEFINITIONS.

                  As used in this Agreement, the following terms shall have the following meanings:

                           a. "AGENT" means Meyers Associates, L.P., which shall
serve as agent on behalf of the Purchasers for the purposes of this Agreement.

                           b.  "BUSINESS DAY" means any day other than Saturday,
Sunday or any other day on which commercial banks in the city of Dallas are authorized or required by law to remain closed.

                           c.  "INVESTOR"  means a Purchaser  and any  permitted
transferee or assignee thereof to whom a Purchaser assigns its rights under this Agreement and who agrees to become bound by the provisions of this Agreement in accordance with Section 9 and any subsequent permitted transferee or assignee thereof to whom a transferee or assignee assigns its

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rights under this  Agreement and who agrees to become bound by the provisions of this Agreement in accordance with Section 9.

                           d. "PERSON" means an individual,  a limited liability
company,  a  partnership,   a  joint  venture,   a  corporation,   a  trust,  an
unincorporated organization and governmental or any department or agency thereof.

                           e. "NOTE  SHARES" means the shares of Common Stock of
the Company issuable (i) in payment of all or a portion of the accrued but otherwise unpaid interest on the Notes and (ii) upon conversion of the Notes.

                           f. "REGISTER," "REGISTERED," and "REGISTRATION" refer
to a registration effected by preparing and filing one or more Registration Statements (as defined below) in compliance with the 1933 Act and pursuant to Rule 415 under the 1933 Act or any successor rule providing for offering securities on a continuous or delayed basis ("RULE 415"), and the declaration or ordering of effectiveness of such Registration Statement(s) by the United States Securities and Exchange Commission (the "SEC").

                           g.  "REGISTRABLE  SECURITIES"  means (i) Unit Shares,
(ii) the Note Shares, and (iii) the Warrant Shares.

                           h.  "REGISTRATION  STATEMENT"  means  a  registration
statement or registration statements of the Company filed under the 1933 Act covering the Registrable Securities.

                           i. "UNIT  SHARES"  means the 58,824  shares of Common
Stock issuable to each Investor upon purchase of each Unit in the Offering.

                           j. "WARRANT  SHARES" means the shares of Common Stock
issuable upon exercise of the Warrants underlying each Unit.

                  Capitalized terms used herein and not otherwise defined herein shall have the respective meanings set forth in the Transaction Documents.

                  2. REGISTRATION.

                           a. MANDATORY REGISTRATION. The Company shall prepare,
and, as soon as practicable but in no event later than 60 days after the final Closing Date of the Offering (the "FILING DEADLINE"), file with the SEC the Registration Statement on Form SB-2 or other appropriate form of registration statement to be determined by the Company, covering the resale of all of the Registrable Securities. The Registration Statement prepared pursuant hereto shall register for resale all of the Registrable Securities. The Company shall use its commercially reasonable efforts to have the Initial Registration Statement declared effective by the SEC within 120 days after the final Closing Date of the Offering (the "EFFECTIVENESS DEADLINE").

                           b. LEGAL  COUNSEL.  Subject to Section 5 hereof,  the
Purchasers holding at least a majority of the Registrable Securities shall have the right to select one legal counsel to review and oversee any offering pursuant to this Section 2 ("LEGAL COUNSEL"), which shall be Goldstein Digioia, LLP or such other counsel as thereafter designated by the holders of at least a majority of the Registrable Securities. The Company and Legal Counsel shall reasonably cooperate with each other in performing the Company's obligations under this Agreement. All expenses incurred by Goldstein Digioia, LLP hereunder shall be borne exclusively by the Purchasers on a pro rata basis, except an aggregate of the first $2,500 of such expenses, which shall be borne by the Company.

                           c. EFFECT OF FAILURE TO FILE  REGISTRATION  STATEMENT
AND EFFECTIVNESS DEADLINE. If the Registration Statement covering the Registrable Securities required to be filed by the Company pursuant to Section 2(a) hereof has not been filed by the Filing Deadline and or declared effective by the Effectiveness Deadline, the Company shall, for every 30 consecutive days (pro-rated daily) during which the Registration Statement has not been so filed and/or declared effective, as the case may be, pay each Purchaser as liquidated damages an amount equal to 2% of such Purchaser's subscription amount in the Offering.

                  3. RELATED OBLIGATIONS.

                  At such time as the Company is obligated to file a Registration Statement with the SEC pursuant to Section 2(a) hereto, the Company will use its commercially reasonable efforts to effect the registration of the Registrable Securities in accordance with the intended method of disposition thereof and, pursuant thereto, the Company shall have the following obligations:

                           a. The Company shall  promptly  prepare and file with
the SEC a Registration Statement with respect to the Registrable Securities (but in no event later than the applicable Filing Deadline) and use its commercially reasonable efforts to cause such Registration Statement relating to the Registrable Securities to become effective by the Effectiveness Deadline. The Company shall keep each Registration Statement effective pursuant to Rule 415 at all times to permit the sale of the Registrable Securities until the earlier of
(i) the date that all of the Registrable Securities have been sold pursuant to the Registration Statement, or (ii) the date the holders of the Registrable Securities may sell their Registrable Securities covered by such Registration Statement pursuant to Rule 144 (or successor thereto) promulgated under the 1933 Act, or (iii) the date the holders of the Registrable Securities receive an opinion of counsel that such shares may be sold under the provisions of Rule 144(k) (in each case, the "REGISTRATION PERIOD"), which Registration Statement (including any amendments or supplements thereto and prospectuses contained therein) shall not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein, or necessary to make the statements therein, in the light of the circumstances in which they were made, not misleading.

                           b. The  Company  shall  prepare and file with the SEC
such amendments (including post-effective amendments) and supplements to a Registration Statement and the prospectus used in connection with such Registration Statement, which prospectus is to be filed pursuant to Rule 424 promulgated under the 1933 Act, as may be necessary to keep such Registration Statement effective at all times during the Registration Period, and, during such period, comply with the provisions of the 1933 Act with respect to the disposition of all Registrable Securities of the Company covered by such Registration Statement until such time as all of such Registrable Securities shall have been disposed of in accordance with the intended methods of disposition by the seller or sellers thereof as set forth in such Registration Statement. In the case of amendments and supplements to a Registration Statement which are required to be filed pursuant to this Agreement (including pursuant to this Section 3(b)) by reason of the Company filing a report on Form 10-KSB, Form 10-QSB or Form 8-K or any analogous report under the Securities Exchange Act of 1934, as amended (the "1934 ACT"), the Company shall have incorporated such report by reference into the Registration Statement, if applicable, or shall file such amendments or supplements with the SEC on the same day on which the 1934 Act report is filed which created the requirement for the Company to amend or supplement the Registration Statement.

                           c. The  Company  shall (A)  permit  Legal  Counsel to
review and comment upon (i) the Registration Statement at least three (3) Business Days prior to its filing with the SEC and (ii) all other Registration Statements and all amendments and supplements to all Registration Statements (except for Annual Reports on Form 10-KSB, Quarterly Reports on Form 10-QSB, and Current Reports on Form 8-K and any similar or successor reports) within a reasonable number of days prior to their filing with the SEC, and (B) not file any Registration Statement or amendment or supplement thereto in a form to which Legal Counsel reasonably objects. The Company shall not submit a request for acceleration of the effectiveness of a Registration Statement or any amendment or supplement thereto without the prior approval of Legal Counsel, which consent shall not be unreasonably withheld. The Company shall furnish to Legal Counsel, without charge, (i) copies of any correspondence from the SEC or the staff of the SEC to the Company or its representatives relating to any Registration Statement, (ii) promptly after the same is prepared and filed with the SEC, one copy of any Registration Statement and any amendment(s) thereto, including financial statements and schedules, all documents incorporated therein by reference, if requested by an Investor, and all exhibits and (iii) upon the effectiveness of any Registration Statement, one copy of the prospectus included in such Registration Statement and all amendments and supplements thereto. Each of the Company and Legal Counsel shall reasonably cooperate with each other in performing their respective obligations pursuant to this Section 3.

                           d. The Company shall  furnish to the Investors  whose
Registrable Securities are included in any Registration Statement, without charge, (i) promptly after the same is prepared and filed with the SEC, at least one copy of such Registration Statement and any amendment(s) thereto, including financial statements and schedules, all documents incorporated therein by reference, if requested by an Investor, all exhibits and each preliminary prospectus, (ii) upon the effectiveness of any Registration Statement, one (1) copy of the prospectus included in such Registration Statement and all amendments and supplements thereto (or such other number of copies as such Investor may reasonably request) and (iii) such other documents, including copies of any preliminary or final prospectus, as such Investor may reasonably request from time to time in order to facilitate the disposition of the Registrable Securities owned by such Investor.

                           e. The Company shall use its commercially  reasonable
efforts to (i) register and qualify, unless an exemption from registration and qualification applies, the resale by Investors of the Registrable Securities covered by a Registration Statement under such other securities or "blue sky" laws of all applicable jurisdictions in the United States, (ii) prepare and file in those jurisdictions, such amendments (including post-effective amendments) and supplements to such registrations and qualifications as may be necessary to maintain the effectiveness thereof during the Registration Period, (iii) take such other actions as may be reasonably necessary to maintain such registrations and qualifications in effect at all times during the Registration Period, and
(iv) take all other actions reasonably necessary or advisable to qualify the Registrable Securities for sale in such jurisdictions; PROVIDED, HOWEVER, that the Company shall not be required in connection therewith or as a condition thereto to (x) qualify to do business in any jurisdiction where it would not otherwise be required to qualify but for this Section 3(e), (y) subject itself to general taxation in any such jurisdiction, or (z) file a general consent to service of process in any such jurisdiction. The Company shall promptly notify Legal Counsel and the Agent on behalf of each Investor who holds Registrable Securities of the receipt by the Company of any notification with respect to the suspension of the registration or qualification of any of the Registrable Securities for sale under the securities or "blue sky" laws of any jurisdiction in the United States or its receipt of actual notice of the initiation or threatening of any proceeding for such purpose.

                           f. The Company  shall  notify  Legal  Counsel and the
Agent on behalf of each Investor in writing, including via facsimile or e-mail followed by overnight courier, of the happening of any event, as promptly as practicable after becoming aware of such event, as a result of which the prospectus included in a Registration Statement, as then in effect, includes an untrue statement of a material fact or omission to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading (provided that in no event shall such notice contain any material, nonpublic information), and, subject to Section 3(o) hereof, promptly prepare a supplement or amendment to such Registration Statement to correct such untrue statement or omission, and deliver a copy of such supplement or amendment to Legal Counsel and the Agent on behalf of each Investor (or such other number of copies as Legal Counsel or such Investor may reasonably request). The Company shall also promptly notify Legal Counsel and the Agent on behalf of each Investor in writing, including via facsimile or e-mail followed by overnight courier, (i) when a prospectus or any prospectus supplement or post-effective amendment has been filed, and when a Registration Statement or any post-effective amendment has become effective (notification of such effectiveness shall be delivered to Legal Counsel and Agent on behalf of each Investor by facsimile or e-mail on the same day of such effectiveness and by overnight mail), (ii) of any request by the SEC for amendments or supplements to a Registration Statement or related prospectus or related information, and (iii) of the Company's reasonable determination that a post-effective amendment to a Registration Statement would be appropriate.

                           g. The Company shall use its commercially  reasonable
efforts to prevent the issuance of any stop order or other suspension of effectiveness of a Registration Statement, or the suspension of the qualification of any of the Registrable Securities for sale in any jurisdiction and, if such an order or suspension is issued, to obtain the withdrawal of such order or suspension at the earliest possible moment and to notify Legal Counsel and the Agent on behalf of each Investor who holds Registrable Securities being sold of the issuance of such order and the resolution thereof or its receipt of actual notice of the initiation or threat of any proceeding for such purpose.

                           h. Upon at least five (5) Business Days prior written
notice, the Company shall make available for inspection by (i) the Agent on behalf of the Investors, (ii) Legal Counsel and/or (iii) one firm of accountants or other agents retained by the Investors (collectively, the "INSPECTORS"), all pertinent financial and other records, and pertinent corporate documents and properties of the Company (collectively, the "RECORDS"), as shall be reasonably deemed necessary by each Inspector in order to enable it to exercise its due diligence responsibility, and cause the Company's officers, directors and employees to supply all information which any Inspector may reasonably request for the purpose of such due diligence; PROVIDED, HOWEVER, that in making such request, the Inspectors shall act together and in so acting shall not be entitled to make such request more than two (2) times in any fiscal year of the Company, and that any such inspection shall be at the sole cost and expense of the Investors; PROVIDED, FURTHER, HOWEVER, that each Inspector shall agree to hold in strict confidence and shall not make any disclosure (except to an Investor) or use of any Record or other information which the Company determines in good faith to be confidential, and of which determination the Inspectors are so notified, unless (a) the disclosure of such Records is necessary to avoid or correct a misstatement or omission in any Registration Statement or is otherwise required under the 1933 Act, (b) the release of such Records is ordered pursuant to a final, non-appealable subpoena or order from a court or government body of competent jurisdiction, or (c) the information in such Records has been made generally available to the public other than by disclosure in violation of this or any other agreement of which the Inspector has knowledge. Each Investor agrees that it shall, upon learning that disclosure of such Records is sought in or by a court or governmental body of competent jurisdiction or through other means, give prompt notice to the Company and allow the Company, at its expense, to undertake appropriate action to prevent disclosure of, or to obtain a protective order for, the Records deemed confidential. Nothing herein (or in any other confidentiality agreement between the Company and any Investor) shall be deemed to limit the Investors' ability to sell Registrable Securities in a manner which is otherwise consistent with applicable laws and regulations.

                           i. The Company shall hold in confidence  and not make
any disclosure of information concerning an Investor provided to the Company unless (i) disclosure of such information is necessary to comply with federal or state securities laws, (ii) the disclosure of such information is necessary to avoid or correct a misstatement or omission in any Registration Statement, (iii) the release of such information is ordered pursuant to a subpoena or other final, non-appealable order from a court or governmental body of competent jurisdiction, or (iv) such information has been made generally available to the public other than by disclosure in violation of this Agreement or any other agreement. The Company agrees that it shall, upon learning that disclosure of such information concerning an Investor is sought in or by a court or governmental body of competent jurisdiction or through other means, give prompt written notice to such Investor and allow such Investor, at the Investor's expense, to undertake appropriate action to prevent disclosure of, or to obtain a protective order for, such information.

                           j. The Company shall cooperate with the Investors and
the Agent who hold Registrable Securities being offered and, to the extent applicable, facilitate the timely preparation and delivery of certificates (not bearing any restrictive legend) representing the Registrable Securities to be offered pursuant to a Registration Statement and enable such certificates to be in such denominations or amounts, as the case may be, as the Investors or Agent may reasonably request and registered in such names as the Investors or Agent may request.

                           k.  If   requested  by  the  Agent  on  behalf  of  a
majority-in-interest of the Investors, the Company shall (i) as soon as practicable incorporate in a prospectus supplement or post-effective amendment such information as an Investor reasonably requests to be included therein relating to the sale and distribution of Registrable Securities, including, without limitation, information with respect to the number of Registrable Securities being offered or sold, the purchase price being paid therefor and any other terms of the offering of the Registrable Securities to be sold in such offering; and (ii) as soon as practicable make all required filings of such prospectus supplement or post-effective amendment after being notified of the matters to be incorporated in such prospectus supplement or post-effective amendment.

                           l. The Company shall use its commercially  reasonable
efforts to cause the Registrable Securities covered by the Registration Statement to be registered with or approved by such other governmental agencies or authorities as may be necessary to consummate the disposition of such Registrable Securities.

                           m. The Company shall  otherwise use its  commercially
reasonable efforts to comply with all applicable rules and regulations of the SEC in connection with any registration hereunder.

                           n. Within two (2) Business Days after a  Registration
Statement which covers Registrable Securities is ordered effective by the SEC, the Company shall deliver, and shall cause legal counsel for the Company to deliver, to the transfer agent for such Registrable Securities (with copies to the Agent on behalf of the Investors whose Registrable Securities are included in such Registration Statement) confirmation that such Registration Statement has been declared effective by the SEC in the form attached hereto as EXHIBIT A.

                           o.  Notwithstanding  anything to the contrary herein,
at any time after the Registration Statement has been declared effective by the SEC, the Company may delay the disclosure of material non-public information concerning the Company, the disclosure of which at the time is not, in the good faith opinion of the Board of Directors of the Company and its counsel, in the best interest of the Company and, in the opinion of counsel to the Company, otherwise required (a "GRACE PERIOD"); PROVIDED, that the Company shall promptly
(i) notify the  Investors  in writing of the  existence  of material  non-public information giving rise to a Grace Period (provided that in each notice the Company will not disclose the content of such material non-public information to the Investors) and the date on which the Grace Period will begin, and (ii) notify the Investors in writing of the date on which the Grace Period ends; and, PROVIDED FURTHER, that no Grace Period shall exceed 30 consecutive days and during any 365 day period such Grace Periods shall not exceed an aggregate of 60 days and the first day of any Grace Period must be at least 2 trading days after the last day of any prior Grace Period (an "ALLOWABLE GRACE PERIOD"). For purposes of determining the length of a Grace Period above, the Grace Period shall begin on and include the date the holders receive the notice referred to in clause (i) and shall end on and include the later of the date the holders receive the notice referred to in clause (ii) and the date referred to in such notice. The provisions of Section 3(g) hereof shall not be applicable during the period of any Allowable Grace Period. Upon expiration of the Grace Period, the Company shall again be bound by the first sentence of Section 3(f) with respect to the information giving rise thereto unless such material non-public information is no longer applicable. Notwithstanding anything to the contrary, the Company shall cause its transfer agent to deliver unlegended shares of Common Stock to a transferee of an Investor in connection with any sale of Registrable Securities with respect to which an Investor has entered into a contract for sale, and delivered a copy of the prospectus included as part of the applicable Registration Statement, prior to the Investor's receipt of the notice of a Grace Period and for which the Investor has not yet settled.

                           p. The Company  shall not include any  securities  in
the Registration Statement other than the Registrable Securities without the prior written consent of the Agent.

                  4. OBLIGATIONS OF THE INVESTORS.

                           a. At least two (2) Business  Days prior to the first
anticipated filing date of a Registration Statement, the Company shall notify each Investor in writing of the information the Company requires from each such Investor if such Investor elects to have any of such Investor's Registrable Securities included in such Registration Statement. It shall be a condition precedent to the obligations of the Company to complete the registration pursuant to this Agreement with respect to the Registrable Securities of a particular Investor that such Investor shall furnish to the Company such information regarding itself, the Registrable Securities held by it and the intended method of disposition of the Registrable Securities held by it, as shall be reasonably required to effect and maintain the effectiveness of the registration of such Registrable Securities and shall execute such documents in connection with such registration as the Company may reasonably request.

                           b. Each Investor,  by such  Investor's  acceptance of
the Registrable Securities, agrees to cooperate with the Company as reasonably requested by the Company in connection with the preparation and filing of any Registration Statement hereunder, unless such Investor has notified the Company in writing of such Investor's election to exclude all of such Investor's Registrable Securities from such Registration Statement.

                           c. Each  Investor  agrees  that,  upon receipt of any
notice from the Company of the  happening of any event of the kind  described in
Section 3(g) or the first sentence of 3(f), such Investor will immediately discontinue disposition of Registrable Securities pursuant to any Registration Statement(s) covering such Registrable Securities until such Investor's receipt of the copies of the supplemented or amended prospectus contemplated by Section 3(g) or the first sentence of 3(f) or receipt of notice that no supplement or amendment is required. Notwithstanding anything to the contrary, the Company shall cause its transfer agent to deliver unlegended shares of Common Stock to a transferee of an Investor in accordance with the terms of the Securities Purchase Agreement in connection with any sale of Registrable Securities with respect to which an Investor has entered into a contract for sale prior to the Investor's receipt of a notice from the Company of the happening of any event of the kind described in Section 3(g) or the first sentence of 3(f) and for which the Investor has not yet settled.

                  5. EXPENSES OF REGISTRATION.

                  All reasonable expenses, other than underwriting discounts and commissions, incurred in connection with registrations, filings or qualifications pursuant to Sections 2 and 3, including, without limitation, all registration, listing and qualifications fees, printers and accounting fees, and fees and disbursements of counsel for the Company shall be paid by the Company. Further, in the event that the Agent is required under the rules of the NASD, to file the registration statement with the Corporate Finance Department of the NASD, the Company shall pay the filing fees incurred by the Agent in connection with such filing and the reasonable legal fees of counsel to the Agent which shall not be in excess of $10,000, and related expenses for copying and mailing, if any.

                  6. INDEMNIFICATION.

                  In the event any Registrable Securities are included in a Registration Statement under this Agreement:

                           a.  To the  fullest  extent  permitted  by  law,  the
Company will, and hereby does, indemnify, hold harmless and defend each Investor, the directors, officers, partners, employees, agents, representatives of, and each Person, if any, who controls any Investor within the meaning of the 1933 Act or the 1934 Act (each, an "INDEMNIFIED PERSON"), against any losses, claims, damages, liabilities, judgments, fines, penalties, charges, costs, reasonable attorneys' fees, amounts paid in settlement or expenses, joint or several, (collectively, "CLAIMS") incurred in investigating, preparing or defending any action, claim, suit, inquiry, proceeding, investigation or appeal taken from the foregoing by or before any court or governmental, administrative or other regulatory agency, body or the SEC, whether pending or threatened, whether or not an indemnified party is or may be a party thereto ("INDEMNIFIED DAMAGES"), to which any of them may become subject insofar as such Claims (or actions or proceedings, whether commenced or threatened, in respect thereof) arise out of or are based upon: (i) any untrue statement or alleged untrue statement of a material fact in a Registration Statement or any post-effective amendment thereto or in any filing made in connection with the qualification of the offering under the securities or other "blue sky" laws of any jurisdiction in which Registrable Securities are offered ("BLUE SKY FILING"), or the omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading,
(ii) any untrue statement or alleged untrue statement of a material fact contained in any preliminary prospectus if used prior to the effective date of such Registration Statement, or contained in the final prospectus (as amended or supplemented, if the Company files any amendment thereof or supplement thereto with the SEC) or the omission or alleged omission to state therein any material fact necessary to make the statements made therein, in light of the circumstances under which the statements therein were made, not misleading,
(iii) any violation or alleged violation by the Company of the 1933 Act, the 1934 Act, any other law, including, without limitation, any state securities law, or any rule or regulation thereunder relating to the offer or sale of the Registrable Securities pursuant to a Registration Statement or (iv) any material violation of this Agreement (the matters in the foregoing clauses (i) through (iv) being, collectively, "VIOLATIONS"). Subject to Section 6(c), the Company shall reimburse the Indemnified Persons, promptly as such expenses are incurred and are due and payable, for any legal fees or other reasonable expenses incurred by them in connection with investigating or defending any such Claim. Notwithstanding anything to the contrary contained herein, the indemnification agreement contained in this Section 6(a): (i) shall not apply to a Claim by an Indemnified Person arising out of or based upon a Violation which occurs in reliance upon and in conformity with information furnished in writing to the Company by such Indemnified Person for such Indemnified Person expressly for use in connection with the preparation of the Registration Statement or any such amendment thereof or supplement thereto, if such prospectus was timely made available by the Company pursuant to Section 3(d); (ii) with respect to any preliminary prospectus, shall not inure to the benefit of any such person from whom the person asserting any such Claim purchased the Registrable Securities that are the subject thereof (or to the benefit of any person controlling such person) if the untrue statement or omission of material fact contained in the preliminary prospectus was corrected in the prospectus, as then amended or supplemented, if such prospectus was timely made available by the Company pursuant to Section 3(d), and the Indemnified Person was promptly advised in writing not to use the incorrect prospectus prior to the use giving rise to a Violation and such Indemnified Person, notwithstanding such advice, used it or failed to deliver the correct prospectus as required by the 1933 Act and such correct prospectus was timely made available pursuant to Section 3(d); (iii) shall not be available to the extent such Claim is based on a failure of the Investor to deliver or to cause to be delivered the prospectus made available by the Company, including a corrected prospectus, if such prospectus or corrected prospectus was timely made available by the Company pursuant to Section 3(d); and (iv) shall not apply to amounts paid in settlement of any Claim if such settlement is effected without the prior written consent of the Company, which consent shall not be unreasonably withheld or delayed. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of the Indemnified Person and shall survive the transfer of the Registrable Securities by the Investors pursuant to Section 9.

                           b. In connection with any  Registration  Statement in
which an Investor is participating, each such Investor agrees to severally and not jointly indemnify, hold harmless and defend, to the same extent and in the same manner as is set forth in Section 6(a), the Company, each of its directors, each of its officers who signs the Registration Statement each Person, if any, who controls the Company within the meaning of the 1933 Act or the 1934 Act (each, an "INDEMNIFIED PARTY"), against any Claim or Indemnified Damages to which any of them may become subject, under the 1933 Act, the 1934 Act or otherwise, insofar as such Claim or Indemnified Damages arise out of or are based upon any Violation, in each case to the extent, and only to the extent, that such Violation occurs in reliance upon and in conformity with written information furnished to the Company by such Investor expressly for use in connection with such Registration Statement; and, subject to Section 6(c), such Investor will reimburse any legal or other expenses reasonably incurred by an Indemnified Party in connection with investigating or defending any such Claim; provided, however, that the indemnity agreement contained in this Section 6(b) and the agreement with respect to contribution contained in Section 7 shall not apply to amounts paid in settlement of any Claim if such settlement is effected without the prior written consent of such Investor, which consent shall not be unreasonably withheld or delayed; provided, further, however, that the Investor shall be liable under this Section 6(b) for only that amount of a Claim or Indemnified Damages as does not exceed the net proceeds to such Investor as a result of the sale of Registrable Securities pursuant to such Registration Statement. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of such Indemnified Party and shall survive the transfer of the Registrable Securities by the Investors pursuant to
Section 9. Notwithstanding anything to the contrary contained herein, the indemnification agreement contained in this Section 6(b) with respect to any preliminary prospectus shall not inure to the benefit of any Indemnified Party if the untrue statement or omission of material fact contained in the preliminary prospectus was corrected on a timely basis in the prospectus, as then amended or supplemented.

                           c. Promptly after receipt by an Indemnified Person or
Indemnified Party under this Section 6 of notice of the commencement of any action or proceeding (including any governmental action or proceeding) involving a Claim, such Indemnified Person or Indemnified Party shall, if a Claim in respect thereof is to be made against any indemnifying party under this Section 6, deliver to the indemnifying party a written notice of the commencement thereof, and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume control of the defense thereof with counsel mutually satisfactory to the indemnifying party and the Indemnified Person or the Indemnified Party, as the case may be; PROVIDED, HOWEVER, that an Indemnified Person or Indemnified Party shall have the right to retain its own counsel with the fees and expenses of not more than one counsel for such Indemnified Person or Indemnified Party to be paid by the indemnifying party, if, in the reasonable opinion of counsel retained by the indemnifying party, the representation by such counsel of the Indemnified Person or Indemnified Party and the indemnifying party would be inappropriate due to actual or potential differing interests between such Indemnified Person or Indemnified Party and any other party represented by such counsel in such proceeding. In the case of an Indemnified Person, legal counsel referred to in the immediately preceding sentence shall be selected by the Investors holding at least a majority in interest of the Registrable Securities included in the Registration Statement to which the Claim relates. The Indemnified Party or Indemnified Person shall cooperate fully with the indemnifying party in connection with any negotiation or defense of any such action or Claim by the indemnifying party and shall furnish to the indemnifying party all information reasonably available to the Indemnified Party or Indemnified Person which relates to such action or Claim. The indemnifying party shall keep the Indemnified Party or Indemnified Person fully apprised at all times as to the status of the defense or any settlement negotiations with respect thereto. No indemnifying party shall be liable for any settlement of any action, claim or proceeding effected without its prior written consent, PROVIDED, HOWEVER, that the indemnifying party shall not unreasonably withhold, delay or condition its consent. No indemnifying party shall, without the prior written consent of the Indemnified Party or Indemnified Person, consent to entry of any judgment or enter into any settlement or other compromise which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party or Indemnified Person of a release from all liability in respect to such Claim or litigation. Following indemnification as provided for hereunder, the indemnifying party shall be subrogated to all rights of the Indemnified Party or Indemnified Person with respect to all third parties, firms or corporations relating to the matter for which indemnification has been made. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action shall not relieve such indemnifying party of any liability to the Indemnified Person or Indemnified Party under this Section 6, except to the extent that the indemnifying party is prejudiced in its ability to defend such action.

                           d. The  indemnification  required  by this  Section 6
shall be made by periodic payments of the amount thereof during the course of the investigation or defense, as and when bills are received or Indemnified Damages are incurred.

                           e. The indemnity agreements contained herein shall be
in addition to (i) any cause of action or similar right of the Indemnified Party or Indemnified Person against the indemnifying party or others, and (ii) any liabilities the indemnifying party may be subject to pursuant to the law.

                  7. CONTRIBUTION.

                  To the extent any indemnification by an indemnifying party is prohibited or limited by law, the indemnifying party agrees to make the maximum contribution with respect to any amounts for which it would otherwise be liable under Section 6 to the fullest extent permitted by law; PROVIDED, HOWEVER, that:
(i) no person involved in the sale of Registrable Securities which person is guilty of fraudulent misrepresentation (within the meaning of Section

11(f) of the 1933 Act) in connection with such sale shall be entitled to contribution from any person involved in such sale of Registrable Securities who was not guilty of fraudulent misrepresentation; and (ii) contribution by any seller of Registrable Securities shall be limited in amount to the net amount of proceeds received by such seller from the sale of such Registrable Securities pursuant to such Registration Statement.

                  8. REPORTS UNDER THE 1934 ACT.

                  With a view to making available to the Investors the benefits of Rule 144 promulgated under the 1933 Act or any other similar rule or regulation of the SEC that may at any time permit the Investors to sell securities of the Company to the public without registration ("RULE 144"), the Company agrees to:

                           a. make and keep  public  information  available,  as
those terms are understood and defined in Rule 144;

                           b. file with the SEC in a timely  manner all  reports
and other documents required of the Company under the 1933 Act and the 1934 Act so long as the Company remains subject to such requirements and the filing of such reports and other documents is required for the applicable provisions of Rule 144; and

                           c. furnish to each  Investor so long as such Investor
owns Registrable Securities, promptly upon request, (i) a written statement by the Company, if true, that it has complied with the reporting requirements of Rule 144, the 1933 Act and the 1934 Act, (ii) a copy of the most recent annual or quarterly report of the Company and such other reports and documents so filed by the Company, and (iii) such other information as may be reasonably requested to permit the Investors to sell such securities pursuant to Rule 144 without registration, including opinions of counsel to the company.

                  9. ASSIGNMENT OF REGISTRATION RIGHTS.

                  The rights under this Agreement shall be automatically assignable by the Investors to any transferee of Registrable Securities if: (i) the Investor agrees in writing with the transferee or assignee to assign such rights, and a copy of such agreement is furnished to the Company within a reasonable time after such assignment; (ii) the Company is, within a reasonable time after such transfer or assignment, furnished with written notice of (a) the name and address of such transferee or assignee, and (b) the securities with respect to which such registration rights are being transferred or assigned;
(iii) immediately following such transfer or assignment the further disposition of such securities by the transferee or assignee is restricted under the 1933 Act and applicable state securities laws; (iv) at or before the time the Company receives the written notice contemplated by clause (ii) of this sentence the transferee or assignee agrees in writing with the Company to be bound by all of the provisions contained herein; and (v) such transfer shall have been made in accordance with the applicable requirements of the Subscription Agreement, Notes and Warrants.

                  10. AMENDMENT OF REGISTRATION RIGHTS.

                  Provisions of this Agreement may be amended and the observance thereof may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company and Investors who then hold at least a majority of the Registrable Securities. Any amendment or waiver effected in accordance with this Section 10 shall be binding upon each Investor and the Company. No such amendment shall be effective to the extent that it applies to less than all of the holders of the Registrable Securities. No consideration shall be offered or paid to any Person to amend or consent to a waiver or modification of any provision of any of this Agreement unless the same consideration also is offered to all of the parties to this Agreement.

                  11. MISCELLANEOUS.

                           a. A Person is  deemed to be a holder of  Registrable
Securities whenever such Person owns or is deemed to own of record such Registrable Securities. If the Company receives conflicting instructions, notices or elections from two or more Persons with respect to the same Registrable Securities, the Company shall act upon the basis of instructions, notice or election received from the such record owner of such Registrable Securities.

                           b.   Any   notices,   consents,   waivers   or  other
communications required or permitted to be given under the terms of this Agreement must be in writing and will be deemed to have been delivered: (i) upon receipt, when delivered personally; (ii) upon receipt, when sent by facsimile (provided confirmation of transmission is mechanically or electronically generated and kept on file by the sending party); or (iii) one Business Day after deposit with a nationally recognized overnight delivery service, in each case properly addressed to the party to receive the same. The addresses and facsimile numbers for such communications shall be:

                  If to the Company:

                                    Hemobiotech, Inc.
                                    2110 Research Row
                                    Dallas, TX 75235
                                    Facsimile:  (469) 585-7613
                                    Attn.:  Mr. Arthur Bollon
                                    Chairman and Chief Executive Officer

                  With a copy to:

                                    Greenberg Traurig LLP
                                    200 Park Avenue
                                    New York, New York 10166
                                    Telephone:  (212) 801-9200
                                    Facsimile:  (212) 801-6400
                                    Attention:  Robert H. Cohen, Esq.

                  If to Legal Counsel:

                                    Goldstein & Digioia, LLP
                                    45 Broadway, 11th Floor
                                    New York, New York 10006
                                    Telephone:  (212) 599-3322
                                    Facsimile:  (212) 557-0295
                                    Attention:  Brian Daughney, Esq.

                  If to Agent:

                                    Meyers Associates, L.P.
                                    45 Broadway, 2nd Floor
                                    New York, New York 10006
                                    Telephone:  (212) 742-4200
                                    Facsimile:  (212) 557-4201
                                    Attention:  President


Written confirmation of receipt (A) given by the recipient of such notice, consent, waiver or other communication, (B) mechanically or electronically generated by the sender's facsimile machine containing the time, date, recipient facsimile number and an image of the first page of such transmission or (C) provided by a courier or overnight courier service shall be rebuttable evidence of personal service, receipt by facsimile or receipt from a nationally recognized overnight delivery service in accordance with clause (i), (ii) or
(iii) above, respectively.

                           c.  Failure  of any  party to  exercise  any right or
remedy under this Agreement or otherwise, or delay by a party in exercising such right or remedy, shall not operate as a waiver thereof.

                           d.  All  questions   concerning   the   construction,
validity, enforcement and interpretation of this Agreement shall be governed by the internal laws of the State of Delaware, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of Delaware or any other jurisdictions) that would cause the application of the laws of any jurisdictions other than the State of Delaware. Each party hereby irrevocably submits to the non-exclusive jurisdiction of the state and federal courts sitting in the County of New York, New York, for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address for such notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. If any provision of this Agreement shall be invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall not affect the validity or enforceability of the remainder of this Agreement in that jurisdiction or the validity or enforceability of any provision of this Agreement in any other jurisdiction. EACH PARTY HEREBY IRREVOCABLY WAIVES ANY RIGHT IT MAY HAVE, AND AGREES NOT TO REQUEST, A JURY TRIAL FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR IN CONNECTION HEREWITH OR ARISING OUT OF THIS AGREEMENT OR ANY TRANSACTION CONTEMPLATED HEREBY.

                           e.  This  Agreement  and  the  Transaction  Documents
constitute the entire agreement among the parties hereto with respect to the subject matter hereof and thereof. There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein and therein. This Agreement and the Transaction Documents supersede all prior agreements and understandings among the parties hereto with respect to the subject matter hereof and thereof.

                           f.  Subject  to the  requirements  of Section 9, this
Agreement shall inure to the benefit of and be binding upon the permitted successors and assigns of each of the parties hereto.

                           g. The headings in this Agreement are for convenience
of reference only and shall not limit or otherwise affect the meaning hereof.

                           h.  This  Agreement  may  be  executed  in  identical
counterparts, each of which shall be deemed an original but all of which shall constitute one and the same agreement. This Agreement, once executed by a party, may be delivered to the other party hereto by facsimile transmission of a copy of this Agreement bearing the signature of the party so delivering this Agreement.

                           i. Each party  shall do and  perform,  or cause to be
done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as the other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

                           j. All consents and other determinations  required to
be made by the Agent and/or Investors pursuant to this Agreement shall be made, unless otherwise specified in this Agreement, by Investors holding at least a majority of the Registrable Securities.

                           k. The language used in this Agreement will be deemed
to be the language chosen by the parties to express their mutual intent and no rules of strict construction will be applied against any party.

                           l. This  Agreement is intended for the benefit of the
parties hereto and their respective permitted successors and assigns, and is not for the benefit of, nor may any provision hereof be enforced by, any other Person.

                  IN WITNESS WHEREOF, the parties have caused this Registration Rights Agreement to be duly executed as of day and year first above written.


------------------------------------------ -------------------------------------
COMPANY:                                   AGENT:

------------------------------------------ -------------------------------------
HEMOBIOTECH, INC.                          MEYERS ASSOCIATES LP
                                           AS AGENT FOR THE PURCHASERS
                                           and for Itself


                                           By: Meyers Janssen Securities Corp.
                                               General Partner


By: /s/ Arthur P. Bollon                   By: /s/ Bruce Meyers
    ----------------------------------         ---------------------------------
    Name:  Arthur P. Bollon                    Name: Bruce Meyers
    Title: Chief Executive Officer             Title: President

------------------------------------------ -------------------------------------



------------------------------------------ -------------------------------------

                             SCHEDULE OF PURCHASERS


--------------------------------------------------------------------------------
                              INVESTOR ADDRESS      INVESTOR'S REPRESENTATIVE'S
     INVESTOR               AND FACSIMILE NUMBER    ADDRESS AND FACSIMILE NUMBER

Bruce and Kimberly Hoting                           c/o Meyers Associates, L.P.
                                                    45 Broadway, 2nd Floor
                                                    New York, NY 10006

John Moss                                           -same as above-
Martyn and Catherine Till,                          -same as above-
  as tenants by the entirety
Iain Stewart                                        -same as above-
Mark Summerfield                                    -same as above-
Michael Stone                                       -same as above-
Nicholas Primpas                                    -same as above-
Bruce Fellows                                       -same as above-
Mr. and Mrs. Wayne Pensenstadler,                   -same as above-
  as tenants by the entirety
Mark Avery                                          -same as above-
Peter Read                                          -same as above-
Rick van den Toorn                                  -same as above-
Christine and Mark Stock,                           -same as above-
  as tenants by the entirety
Landmark Realty Pension Plan                        -same as above-
Patrick Wilkens                                     -same as above-
Andrew R. Mitchell                                  -same as above-
Robert Baron                                        -same as above-
Richard Molinsky                                    -same as above-
Gerard Penfold                                      -same as above-
Philip Beck                                         -same as above-
Joseph Rheal Cote                                   -same as above-
Mohammad Sharif Ghafoor                             -same as above-
Mody and Frances Boatwright,                        -same as above-
  as tenants by the entirety
Jeffrey Miller                                      -same as above-
Donald Mudd                                         -same as above-
Larry Peckous                                       -same as above-
James and Sandra Rexrode,                           -same as above-
  as tenants by the entirety
Craig and Donald Seitz,                             -same as above-
  as tenants in common
Terry L. Herwig Revocable Trust                     -same as above-
Patrick Cullen and Pat Kenny,                       -same as above-
  as tenants in common
Gordon Paine                                        -same as above-
Martin Legge                                        -same as above-
Hews Associates LLC                                 -same as above-
John and Georgiana Gimbel,                          -same as above-
  as tenants by the entirety
Marc Freedman                                       -same as above-
Jon Jason James                                     -same as above-
Gordon Gregoretti                                   -same as above-
Michael Hamblett                                    -same as above-
Kevin Smith                                         -same as above-
Stoler Family Trust                                 -same as above-
The Frost National Bank, f/b/o                      -same as above-
Renaissance Capital Growth &
Income Fund III, Inc.,
Trust No. W00740000
The Frost National Bank, f/b/o                      -same as above-
Renaissance US Growth Investment
Trust PLC, Trust No. WS00740100
The Frost National Bank, f/b/o                      -same as above-
BFS US Special Opportunities
Trust PLC, Trust No. WS00118000
Robert Chernow                                      -same as above-
Paul LeFevre                                        -same as above-
Alan Schriber                                       -same as above-
Gerard Caviston                                     -same as above-
David Lane                                          -same as above-
Harold Zagunis                                      -same as above-
Christopher Convey                                  -same as above-
Liza Torkan                                         -same as above-
Richard Hutton                                      -same as above-
Maloney & Company, LLC                              -same as above-
Allan Parbery                                       -same as above-
Robert & Phyllis Hanfling, as                       -same as above-
  Tenants by the Entirety
Richard Jorgensen                                   -same as above-
Alain H. Krakirian Trust                            -same as above-
SRG Capital LLC                                     -same as above-
Abraham Masliansky                                  -same as above-
Gary J. Strauss                                     -same as above-
Robert Seguso                                       -same as above-
Marion Peebles III                                  -same as above-
Ned Laybourne                                       -same as above-
Randall M. Griffin                                  -same as above-
R. Briggs Ferguson                                  -same as above-

                                                                       EXHIBIT B


                         FORM OF NOTICE OF EFFECTIVENESS
                            OF REGISTRATION STATEMENT

[insert transfer agent's address]

Attention: _____________ (Re: HEMOBIOTECH, INC.)

Ladies and Gentlemen:

                  We are counsel to Hemobiotech, Inc., a Delaware corporation (the "COMPANY"), and have represented the Company in connection with the private placement of Units by the Company, pursuant to which the Company issued to each of the purchasers (each, a "PURCHASER") shares (the "UNIT SHARES") of its Common Stock, par value $.001 per share (the "COMMON STOCK"), promissory notes (each, a "NOTE") convertible into shares of Common Stock (the "NOTE SHARES") and Warrants (each, a "WARRANT") to purchaser shares of Common Stock (the "WARRANT SHARES") in accordance with the terms of separate Subscription Agreements (each, a "SUBSCRIPTION AGREEMENT"). Pursuant to the Subscription Agreement, the Company also has entered into a Registration Rights Agreement with the Purchasers (the "REGISTRATION RIGHTS AGREEMENT") pursuant to which the Company agreed, among other things, to register the Registrable Securities (as defined in the Registration Rights Agreement) under the Securities Act of 1933, as amended (the "1933 ACT"). In connection with the Company's obligations under the Registration Rights Agreement, on ____________ ___, 200_, the Company filed a Registration Statement on Form (File No. 333-_____________) (the "REGISTRATION STATEMENT") with the Securities and Exchange Commission (the "SEC") relating to the Registrable Securities which names each of the Purchasers as a selling stockholder thereunder.

                  In connection with the foregoing, we advise you that a member of the SEC's staff has advised us by telephone that the SEC has entered an order declaring the Registration Statement effective under the 1933 Act at [ENTER TIME OF EFFECTIVENESS] on [ENTER DATE OF EFFECTIVENESS] and we have no knowledge, after telephonic inquiry of a member of the SEC's staff, that any stop order suspending its effectiveness has been issued or that any proceedings for that purpose are pending before, or threatened by, the SEC and the Registrable Securities are available for resale under the 1933 Act pursuant to the Registration Statement.

                                           Very truly yours,

                                           [ISSUER'S COUNSEL]

                                           By:_____________________

CC: [LIST NAMES OF PURCHASERS]